Exhibit 99.1

Separation and Release Agreement
July 11, 2023
Bradford Tobin
10 Nevins Street
Apartment 25i
Brooklyn, NY 11217
Dear Brad:
This letter agreement (the “Agreement”) will confirm the following terms in connection with your separation of employment from MediaCo Holding Inc. (the “Company”):
1.            Separation, Transition, and Consulting Period – If you sign, return, and do not revoke this Agreement, you will separate employment from the Company on August 11, 2023 (or such earlier date of your actual employment termination, the “Separation Date”).  If you choose not to sign this Agreement, or sign the Agreement and thereafter revoke the Agreement within the seven (7) day period, your employment with the Company will end on July 11, 2023.  If at any time prior to August 11, 2023 you fail to cooperate in your transition, breach a material term of this Agreement including in paragraphs 3, 4, and 6 below, or are terminated for cause, your employment with the Company will end on the day of such termination.
a.            On July 11, 2023, you will submit your voluntary resignation, effective immediately, in any and all capacities as an officer of the Company and any subsidiaries of the Company, including without limitation as the President, Chief Operating Officer, General Counsel and Secretary of the Company, and as an employee of the Company, effective August 11, 2023. Following submission of your resignation, you will work cooperatively in all material respects with the Company to announce your voluntary resignation internally at the Company and publicly as required by applicable securities and stock exchange regulations, and, until August 11, 2023, will work in good faith to complete your outstanding tasks and facilitate a smooth transition of your duties by supporting your team and the Company.
b.            In consideration for signing, returning, not revoking, and complying with this Agreement, during the period beginning July 11, 2023 and ending on the Separation Date, you will remain an at-will employee, and will be required to perform your duties for the Company and report to your worksite or travel as needed by the Company.
c.            As of the Separation Date, all salary payments from the Company will cease and any benefits you had as of the Separation Date under Company-provided benefit plans, programs, or practices will terminate, except as required by federal or state law.  As of the Separation Date, you shall be entitled to any unpaid Base Salary and reimbursement of unreimbursed business expenses, to be paid in the next administratively feasible payroll period following your termination date (subject, in the case of unreimbursed business expenses, to your timely submission of all requisite documentation).
d.            For the period beginning August 12, 2023 and ending November 11, 2023 (the “Consulting Period”), you and the Company will enter into a Consulting Agreement, in the form attached hereto as Exhibit B, under which you will provide consulting services to the Company as an independent contractor.  Pursuant to the terms of that Consulting Agreement, to be executed, you will agree to be reasonably available to perform services for the Company for up to ten (10)

hours per week at a rate of $500 per hour on an as needed basis.  You acknowledge and agree that your execution and compliance with the terms of the Consulting Agreement is a material term of this Agreement.
2.            Separation Benefits – Provided you (1) do not voluntarily resign and are not terminated for cause prior to August 11, 2023; (2) execute this Agreement and do not revoke it in writing within seven (7) days; (3) do not violate in any material respect any obligations that you otherwise owe the Company; and (4) execute the release in the form attached as Exhibit A (the “Release of Claims”) on or about the Separation Date, but no earlier than the Separation Date, and do not revoke it, the Company will:
a.             pay you a one-time payment equal to the sum of (i) six (6) months of your base cash salary, equal to $175,000.00, and (ii) the cost of six (6) months of COBRA benefits, equal to approximately $19,000.00 (together, the “Separation Payment”).  The Separation Payment will be paid to you in a single, lump-sum amount within thirty (30) days of the date the Release of Claims contained in Exhibit A becomes effective, which is seven (7) days after you sign and return it, if you do not revoke it within that time period;
b.            pay you a payment equal to any accrued and unused PTO as of the Separation Date; and
c.            Accelerate in full the vesting of any equity granted to you prior to the Separation Date, pursuant to paragraph 10.1(ii) of your employment agreement, dated February 9, 2022 (the “Employment Agreement”).
The benefits described in subsection (a) and (b) above will collectively be referred to herein as the “Separation Benefits.”
3.            Release – In consideration of the benefits described in paragraphs 1-2 above, you hereby fully, forever, irrevocably, and unconditionally release, remise, and discharge the Company, its affiliates, subsidiaries, parent companies, predecessors, and successors, and all of their respective past and present officers, directors, stockholders, partners, members, managers, employees, agents, representatives, plan administrators, attorneys, insurers, and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature that you ever had or now have against any or all of the Released Parties, including, but not limited to, any and all claims arising out of or relating to your employment with and/or separation from the Company, including, but not limited to, all claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., the Genetic Information Nondiscrimination Act of 2008, 42 U.S.C. § 2000ff et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Worker Adjustment and Retraining Notification Act, 29 U.S.C. § 2101 et seq., the Rehabilitation Act of 1973, 29 U.S.C. § 701 et seq., Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq., and the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001 et seq., all as amended; all claims arising out of the New York State Executive Law, including its Human Rights Law N.Y. Executive Law § 290 et seq., the New York City Administrative Code, including its Human Rights Law, N.Y.C. Admin. Code § 8-101 et seq., the New York City Earned Sick and Safe Time Act, the New York City Fair Workweek Law, the New York Equal Pay Law, N.Y. Lab. Law § 194 et seq., the New York Whistleblower Statute, the New York State Labor Law (except as prohibited by law), the New York State Civil Rights Law (except as prohibited by law), the New

York State Paid Family Leave Law, the New York State Paid Sick Leave Law, the New York Worker Adjustment and Retraining Notification Act, the New York State Nondiscrimination for Legal Actions Law, all as amended; all common law claims including, but not limited to, actions in defamation, intentional infliction of emotional distress, misrepresentation, fraud, wrongful discharge, and breach of contract (including, without limitation, all claims arising out of or relating to the Employment Agreement); all state and federal whistleblower claims to the maximum extent permitted by law; and any claim or damage arising out of your employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that nothing in this Agreement: (i) prevents you from filing a charge with, cooperating with, or participating in any investigation or proceeding before, the Equal Employment Opportunity Commission or a state fair employment practices agency (except that you acknowledge that you may not recover any monetary benefits in connection with any such charge, investigation, or proceeding, and you further waive any rights or claims to any payment, benefit, attorneys’ fees or other remedial relief in connection with any such charge, investigation or proceeding), (ii) deprives you of any accrued benefits to which you have acquired a vested right under any employee benefit plan or policy, stock plan, or deferred compensation arrangement, or any health care continuation to the extent required by applicable law or any agreement; or (iii) deprives you of any rights you may have to be indemnified by the Company as provided in any agreement between the Company and you, or pursuant to the Company’s Certificate of Incorporation or by-laws (recognizing that such indemnification is not guaranteed by this Agreement and shall be governed by the instrument, if any, providing for such indemnification).
4.            Confidentiality – You are obligated to keep confidential and not to use or disclose any and all non-public information concerning the Company that you acquired during the course of your employment with the Company, including any non-public information concerning the Company’s business affairs, business prospects, and financial condition, except as otherwise permitted by this paragraph. Further, you acknowledge and reaffirm your confidentiality and nondisclosure obligations set forth in any previous agreement you may have with the Company (including without limitation the Employment Agreement), which survive your separation from employment with the Company.  You understand and agree that, to the extent permitted by law and except as otherwise permitted by paragraph 5 below, the terms and contents of this Agreement, including the terms of the Transition Period and transition, Separation Benefits, and any other benefits provided herein, and the contents of the negotiations and discussions resulting in this Agreement shall be maintained as confidential by you and shall not be disclosed except in the following circumstances: (a) you may disclose the terms of this Agreement to your immediate family, so long as such family member agrees to be bound by the confidential nature of this Agreement, (b) you may disclose the terms of this Agreement to (i) your tax advisors so long as such tax advisors agreeing to be bound by the confidential nature of this Agreement, (ii) taxing authorities if requested by such authorities and so long as they are advised of the confidential nature of this Agreement, or (iii) your legal counsel; and (c) you may disclose the terms of this Agreement pursuant to the order of a court or governmental agency of competent jurisdiction, or for purposes of securing enforcement of the terms and conditions of this Agreement should that ever be necessary.
5.            Scope of Disclosure Restrictions – Nothing in this Agreement or elsewhere prohibits you from communicating with government agencies about possible violations of federal, state, or local laws or otherwise providing information to government agencies, filing a complaint with government agencies, or participating in government agency investigations or proceedings.  You are not required to notify the Company of any such communications; provided, however, that nothing herein authorizes the disclosure of information you obtained through a communication that was subject to the attorney-client privilege. Further, notwithstanding your confidentiality and nondisclosure obligations, you are hereby advised as follows pursuant to the Defend Trade Secrets Act: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.”
6.            Non-Disparagement – You understand and agree that, to the extent permitted by law and except as otherwise permitted by paragraphs 4 and 5 above, you will not, in public or private, make any false, disparaging, derogatory, or defamatory statements, online (including, without limitation, on any social media, networking, or employer review site), or otherwise, to any person or entity, including, but not limited to, any media outlet, industry group, financial institution, or current or former employee, board member, consultant, client, or customer of the Company, regarding the Company or any of the other Released Parties, or regarding the Company’s business affairs, business prospects, or financial condition.  The Company agrees to provide a neutral verification of your employment with the Company to any prospective employer, provided that you direct requests for reference to the Company’s Human Resources department.  Such reference will be limited to your name, job title, employment classification (e.g., full or part-time) and dates of hire and termination (without characterization of termination reason), unless you authorize the release of additional data in writing and such release is acceptable to the Company.
7.            Continuing Obligations – You understand and agree that you remain subject to any and all continuing confidentiality, non-competition and/or non-solicitation obligations that you may have pursuant to any previous agreement with the Company, including, as may be applicable and without limitation, the Employment Agreement.  You specifically agree that the terms of paragraphs 7 and 8 of the Employment Agreement remain in full effect and will survive the termination of your employment with the Company.
8.            Cooperation – You agree that you will work cooperatively with the Company in all material respects to announce your voluntary resignation internally at the Company and publicly as required by applicable securities and stock exchange regulations, and that until August 11, 2023, you will work in good faith to complete your outstanding tasks and facilitate a smooth transition of your duties by supporting your team and the Company.  You agree that, to the extent permitted by law, you shall cooperate reasonably with the Company in the investigation, defense, or prosecution of any claims or actions which already have been brought, are currently pending, or which may be brought in the future against the Company by a third party or by or on behalf of the Company against any third party, whether before a state or federal court, any state or federal government agency, or a mediator or arbitrator.  Your reasonable cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with the Company’s counsel, at reasonable times and locations designated by the Company, to investigate or prepare the Company’s claims or defenses, to prepare for trial or discovery or an administrative hearing, mediation, arbitration, or other proceeding and to act as a witness when requested by the Company.  The Company will reimburse you for the reasonable, documented out-of-pocket expenses you may incur in connection with your cooperation under this paragraph 8 consistent with its existing expense policy.  You further agree that, to the extent permitted by law, you will notify the Company promptly in the event that you are served with a subpoena (other than a subpoena issued by a government agency), or in the event that you are asked to provide a third party (other than a government agency) with information concerning any actual or potential complaint or claim against the Company.
9.            Return of Company Property – You confirm that by the end of the Consulting Period, you will return to the Company all keys, documents, files, records (and copies thereof), recordings, equipment (including, but not limited to, computer hardware, software and printers, flash drives and storage devices, wireless handheld devices, cellular phones, tablets, etc.), Company identification, and any other Company-owned property in your possession or control.  This expressly includes any documents or files that you have saved on any personal computers, devices, or flash drives.  You further confirm that you will leave intact all Company documents, including but not limited to those that you developed or helped to develop during your employment, you will not retain any copies, and you will cancel all accounts for your benefit, if any, in the Company’s name, including but not limited to, credit cards, telephone charge cards, cellular phone accounts, and computer accounts.  Finally, you expressly agree that by the Separation Date, you will permanently delete any Company electronic documents or files from your personal computer, devices, email, or other sources, and you will not retain any copies – electronic or otherwise – of any Company documents, materials, files, data, or property.
10.            No Claims –  You represent, warrant, and agree that you have not filed or caused to be filed and will not file or cause to be filed any lawsuits, arbitrations, claims, charges, or complaints against the Company in any administrative, judicial, arbitral, or other forum, including any charges or complaints against the Company with any international, federal, state, or local agency charged with the enforcement of any law or any self-regulatory organization, and that you have not transferred to any person any such complaints, claims, or lawsuits.  You further acknowledge and agree that you are not aware of any factual or legal basis for any legitimate claim that the Company is in violation of any whistleblower, corporate compliance, or other regulatory obligation of the Company under international, federal, state, or local law, rule, or Company policy.  You further represent, warrant, and agree that if you were ever aware of any such basis for a legitimate claim against the Company, you informed the Company of same.  You hereby agree that this Agreement may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any charge, action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of this Agreement.  If any person or entity released by this Agreement is forced to defend against any such charge, action, or suit or other proceeding, that party shall be entitled to receive its attorneys’ fees and other costs and expenses associated with such action.
11.            Amendment and Waiver – This Agreement shall be binding upon the parties and may not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by duly authorized representatives of the parties hereto.  This Agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors, and administrators.  No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right.  A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion.
12.            Validity – Should any provision of this Agreement be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be a part of this Agreement.
13.            Tax Acknowledgement – In connection with the Separation Benefits, the Company shall withhold and remit to the tax authorities the amounts required under applicable law, and you shall be responsible for all applicable taxes with respect to such Separation Benefits under applicable law. You acknowledge that you are not relying upon the advice or representation of the Company with respect to the tax treatment of the Separation Benefits. In addition, it is the Company’s intention that payment of the Separation Benefits shall comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement shall be interpreted, administered, and operated accordingly.  Notwithstanding anything to the contrary herein, the Company does not guarantee the tax treatment of any payments or benefits, including without limitation under the Code, federal, state, local, or foreign tax laws and regulations.
14.            Nature of Agreement – You understand and agree that this Agreement is a transition and separation agreement and does not constitute an admission of liability or wrongdoing on the part of the Company.
15.            Acknowledgments – You acknowledge that you have signed this Agreement less than twenty-one (21) days after receiving it, you did so of your own free will, and that the Company advised you to consult with an attorney of your own choosing prior to signing this letter agreement.  You understand that you may revoke this Agreement for a period of seven (7) days after you sign this Agreement by notifying me in writing, and the Agreement shall not be effective or enforceable until the expiration of this seven (7) day revocation period.  You understand and agree that by entering into this Agreement, you are voluntarily and knowingly waiving any and all rights or claims you might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, that may have existed on or prior to the date on which you sign this Agreement and that you have received consideration beyond that to which you were previously entitled.
16.            Voluntary Assent – You affirm that no other promises or agreements of any kind have been made to or with you by any person or entity whatsoever to cause you to sign this Agreement, and that you fully understand the meaning and intent of this Agreement. You state and represent that you have had an opportunity to fully discuss and review the terms of this Agreement with an attorney. You further state and represent that you have carefully read this Agreement, understand the contents herein, freely and voluntarily assent to all of the terms and conditions hereof without coercion and with knowledge of its meaning and effect, and sign your name of your own free act.
17.            Applicable Law – This Agreement shall be interpreted and construed by the laws of the State of New York, without regard to conflict of laws provisions.  You hereby irrevocably submit to and acknowledge and recognize the jurisdiction of the courts of the State of New York, or if appropriate, a federal court located in the State of New York (which courts, for purposes of this Agreement, are the only courts of competent jurisdiction), over any suit, action, or other proceeding arising out of, under, or in connection with this Agreement or the subject matter hereof. You hereby irrevocably waive any right to a trial by jury in any action, suit, or other legal proceeding arising under or relating to any provision of this Agreement.
18.            Entire Agreement – This Agreement contains and constitutes the entire understanding and agreement between the parties hereto with respect to the termination of your employment, separation benefits, and the settlement of claims against the Company and cancels all previous oral and written negotiations, agreements, and commitments in connection therewith. For the avoidance of doubt, this Agreement supersedes all provisions of your Employment Agreement relating to separation of employment, severance compensation, non-compete obligations, non-disparagement obligations and releases of liability, and any related matters.

19.            Signatures; Counterparts – This Agreement may be executed in any number of counterparts (including via facsimile, PDF or other electronic signature), each of which shall be an original, but all of which together shall constitute one instrument.
If you have any questions about the matters covered in this Agreement, please call me.

Very truly yours,
MediaCo Holding, Inc.
By:                 /s/ Rahsan-Rahsan Lindsay    Rahsan-Rahsan Lindsay
Chief Executive Offer

I hereby agree to the terms and conditions set forth above.  I have chosen to execute this Agreement on the date below.  I intend that this Agreement will become a binding agreement between me and the Company if I do not revoke my acceptance in seven (7) days.

/s/ Bradford Tobin                                                                                                                        July 11, 2023
Bradford Tobin                                                                                                                              Date

Exhibit A
Release of Claims
[To be signed on or after the Separation Date, but not before the Separation Date]
I, Bradford Tobin (“Employee”), understand and agree that this Release of Claims is the document referred to as Exhibit A in the Separation Agreement and Release (the “Agreement”) between MediaCo Holding Inc.  (the “Company”) and Employee.  Employee further agrees that all defined terms in the Agreement shall have the same meaning in this Release of Claims.
1.            In exchange for the consideration set forth in paragraphs 1-2 of the Agreement, and for other good and valuable consideration, Employee agrees as follows:
2.            Employee, on behalf of Employee, Employee’s heirs and assigns, hereby fully, forever, irrevocably and unconditionally releases, remises, and discharges the Company, its affiliates, subsidiaries, parent companies, predecessors, and successors, and all of their respective past and present officers, directors, stockholders, partners, members, managers, employees, agents, representatives, plan administrators, attorneys, insurers, and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature that Employee ever had or now has against any or all of the Released Parties, including, but not limited to, any and all claims arising out of or relating to your employment with and/or separation from the Company, including, but not limited to, all claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., the Genetic Information Nondiscrimination Act of 2008, 42 U.S.C. § 2000ff et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Worker Adjustment and Retraining Notification Act, 29 U.S.C. § 2101 et seq., the Rehabilitation Act of 1973, 29 U.S.C. § 701 et seq., Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq., and the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001 et seq., all as amended; all claims arising out of the New York State Executive Law, including its Human Rights Law N.Y. Executive Law § 290 et seq., the New York City Administrative Code, including its Human Rights Law, N.Y.C. Admin. Code § 8-101 et seq., the New York City Earned Sick and Safe Time Act, the New York City Fair Workweek Law, the New York Equal Pay Law, N.Y. Lab. Law § 194 et seq., the New York Whistleblower Statute, the New York State Labor Law (except as prohibited by law), the New York State Civil Rights Law (except as prohibited by law), the New York State Paid Family Leave Law, the New York State Paid Sick Leave Law, the New York Worker Adjustment and Retraining Notification Act, the New York State Nondiscrimination for Legal Actions Law, all as amended; all common law claims including, but not limited to, actions in defamation, intentional infliction of emotional distress, misrepresentation, fraud, wrongful discharge, and breach of contract (including, without limitation, all claims arising out of or relating to the Employment Letter); all claims to any ownership interest in the Company, contractual or otherwise; all state and federal whistleblower claims to the maximum extent permitted by law; and any claim or damage arising out of your employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that nothing in this Agreement: (i) prevents Employee from filing a charge with, cooperating with, or participating in any investigation or proceeding before, the Equal Employment Opportunity Commission or a state fair employment practices agency (except that Employee acknowledges that Employee may not recover any monetary benefits in connection with any such charge, investigation, or proceeding, and Employee further waives any rights or claims to any payment, benefit, attorneys’ fees
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or other remedial relief in connection with any such charge, investigation or proceeding), (ii) deprives Employee of any accrued benefits to which Employee have acquired a vested right under any employee benefit plan or policy, stock plan or deferred compensation arrangement, or any health care continuation to the extent required by applicable law or any agreement; or (iii) deprives Employee of any rights Employee may have to be indemnified by the Company as provided in any agreement between the Company and Employee, or pursuant to the Company’s Certificate of Incorporation or by-laws (recognizing that such indemnification is not guaranteed by this Release of Claims and shall be governed by the instrument, if any, providing for such indemnification).
3.            Employee acknowledges and agrees that, except as specifically set forth in the Agreement and this Release of Claims, Employee is not entitled to or due any other compensation or benefit, including but not limited to any salary, bonus, severance, incentive or performance pay, or for any accrued or unused vacation time or vacation pay.  Employee acknowledges that Employee has been reimbursed by the Company for all business expenses incurred in conjunction with the performance of Employee’s employment and that no other reimbursements are owed to Employee.  Employee further acknowledges that Employee has received payment in full for all services rendered in conjunction with Employee’s employment by the Company, including but not limited to payment for all wages and bonuses, and that no other compensation is owed to Employee except as provided herein.
4.            Employee agrees that the Agreement is incorporated into this Release of Claims.  Employee acknowledges and agrees that this Release of Claims does not supersede the release contained in the Agreement, and all of the terms contained in the Agreement remain in full force and effect.  Employee further acknowledges that, in signing this Release of Claims, Employee has not relied on any promises or representations, express or implied, other than those that are set forth expressly in the Agreement and this Release of Claims and that are intended to survive separation from employment, in accordance with the terms of the Agreement.
5.            Employee acknowledges that:
a.            Employee has carefully read and fully understands all of the provisions and effects of this Release of Claims;
b.            The Company has advised Employee in writing to consult and thoroughly discuss all aspects of this Release of Claims with an attorney;
c.            Employee is voluntarily entering into this Release of Claims and agrees that neither the Company nor its agents or attorneys made any representations or promises concerning the terms or effects of this Release of Claims other than those contained in this Release of Claims;
d.            Employee had more than twenty-one (21) days to consider this Release of Claims; and
e.            Employee may revoke this Release of Claims for a period of seven (7) days after Employee signs this Release of Claims (the “Revocation Period”) by notifying Rahsan-Rahsan Lindsay, Chief Executive Officer, in writing, and the Release of Claims shall not be effective or enforceable until the expiration of the Revocation Period.
6.            Employee understands and agrees that if Employee fails to sign and return this Release of Claims on or about the Separation Date, but no earlier than the Separation Date, or revokes this Release of Claims, Employee will not receive any of the payments and benefits set forth in paragraphs 1-2 of the Agreement.
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I hereby AFFIRM AND ACKNOWLEDGE that I have read the foregoing, that I have had sufficient time and opportunity to review and discuss it with an attorney of my choice, that I have had any questions about the Release of Claims answered to my satisfaction, that I fully understand and appreciate the meaning of each of its terms, and that I am voluntarily signing the Release of Claims on the date indicated below, intending to be fully and legally bound by its terms.
AGREED TO AND ACCEPTED BY:
Employee
___________________________
Bradford Tobin

Date: ______________________
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Exhibit B
CONSULTING AGREEMENT
This consulting agreement (the “Agreement”), effective as of this 12th day of August, 2023 (the “Effective Date”), is made between MediaCo Holding Inc., a corporation organized under the laws of the State of Indiana (“Company”) and Bradford Tobin, an individual residing at the address set forth on the signature page below (“Consultant”).
WHEREAS Company wishes to retain the services of Consultant to advise and consult Company in various matters in which Consultant has expertise and that are relative to Company’s business, and Consultant is willing to provide such services.
IT IS THEREFORE AGREED, AS FOLLOWS:
1.            Services.  The Consultant is being engaged as an independent contractor to provide the Company with consulting services, as determined and reasonably requested from time to time by the Company (the “Consulting Services”) during the Term (as defined in Section 13 below). Consulting Services shall include any such services for transition purposes and as requested by Rahsan-Rahsan Lindsay, Chief Executive Officer, or such other officer or employee of the Company as Mr. Lindsay shall direct (the “Scope of the Engagement”) subject to the termination and modification provisions set forth in Section 13.  Consultant will perform such services in good faith, to the best of Consultant’s ability and in compliance with all applicable laws, and Consultant will commit sufficient time to perform the services.  Consultant shall report to Mr. Lindsay or such other officer or employee of the Company as Mr. Lindsay shall direct, and Consultant shall determine in its discretion the methods appropriate to produce those results in a timely and reliable manner. The Consultant will not subcontract any of the services provided to the Company.
2.            Consulting Fees.  Company agrees to pay Consultant for such consulting services at the rate of Five Hundred Dollars $500 per hour for up to ten (10) hours per week on an as needed basis.  Consultant shall invoice Company on a no less frequent than a bi-weekly basis for services rendered, and such invoices shall be payable within ten (10) days of receipt.  Invoices shall include a description of the services rendered.
3.            Taxes.  All taxes relating to the Consultant’s performance under this Agreement shall be the sole responsibility of the Consultant.  In particular, the Consultant shall be solely responsible for payment of any federal, state and local taxes or contributions imposed or required under unemployment insurance, social security and income tax laws that pertain to the compensation paid or reimbursements provided to Consultant.  The Consultant hereby agrees that it will indemnify and hold the Company harmless against the claims of any governmental taxing authority made in connection with the revenue received by the Consultant under this Agreement regardless of whether the Consultant is later reclassified as an employee by a governmental agency.
4.            Expenses.  Consultant will provide the equipment, supplies, materials or other items needed to perform the services pursuant to this Agreement.  Company will reimburse Consultant for all reasonable and necessary business expenses incurred in connection with the engagement reflected by this Agreement and with appropriate documentation.  Any such expenses that are beyond incidental costs (including, without limitation, any travel expenses) incurred in connection with the performance of Consultant’s duties must be approved by Company in advance.
5.            Independent Contractor.  This Agreement does not create an employee/employer relationship between Consultant and the Company.  Consultant shall act strictly in a professional consulting capacity as an independent contractor for all purposes, including without limitation, federal, state and local
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withholding, employment and payroll tax purposes, and in all situations and shall not be considered an employee of the Company for any purposes.  Consultant is not eligible for, shall not receive, will not claim eligibility for, and hereby rejects and releases any claim to, company-sponsored benefits from the Company or its Affiliates, including, without limitation, paid vacation, sick leave, 401(k) participation, wages, compensation incentives, profit sharing participation, stock options/grants, health coverage or any other benefits provided to employees of the Company, and regardless of whether the Consultant is later reclassified as an employee by a governmental agency.
6.            Compliance with Laws and Company Policies. Consultant agrees to comply with all applicable laws and regulations in performing the Consulting Services and shall not discriminate and/or harass any employee, customer, client, vendor, or potential customer, client or vendor of the Company in violation of any federal, state or local law or ordinance.  The Consultant also agrees to report to the Company any complaint of discrimination, harassment, or other misconduct that the Consultant becomes aware of in connection with the performance of services under this Agreement. If the Company elects to provide a Company e-mail account to Consultant, Consultant acknowledges and agrees that (i) it will be used exclusively for business purposes in accordance with Company policies, (ii) the content of e-mail messages sent or received on a Company e-mail account (as well as any electronic devices provided by the Company to Consultant for purposes of accessing its Company e-mail account) constitute Company property, and (iii) Consultant waives any privacy claims relating to the Company’s access to such messages.
7.            No Authority to Bind.  Consultant shall make no representation to any third party that Consultant is an employee of Company or any of its affiliates.  Consultant shall have no authority to bind Company or to incur other obligations on behalf of Company or any persons affiliated or associated with the Company, and the Consultant shall fully indemnify and hold harmless the Company from all liabilities arising from any allegation or determination to the contrary.  If the Company appoints Consultant to serve as an agent of the Company by resolution or written instruction, this Section 7 shall not apply solely to the extent of such appointment.  Consultant acknowledges that the Company is not subject to any restrictions on appointing other consultants to provide the same or similar services as the Consulting Services.
8.            Intellectual Property.  Consultant agrees that all the Intellectual Property (as defined below) is considered to be “works made for hire” as that term is defined in Section 101 of the Copyright Act (17 U.S.C. § 101) and that all right, title and interest in such Intellectual Property shall be the sole and exclusive property of Company and its subsidiaries and affiliates (collectively, the “Company Parties” and each a “Company Party”).  To the extent that any of the Intellectual Property may not by law be considered a work made for hire, or to the extent that, notwithstanding the foregoing, Consultant retains any interest in the Intellectual Property, Consultant hereby irrevocably assigns and transfers to the Company Parties any and all right, title, or interest that Consultant may now or in the future have in the Intellectual Property under patent, copyright, trade secret, trademark or other law, in perpetuity or for the longest period otherwise permitted by law, without the necessity of further consideration.  The Company Parties will be entitled to obtain and hold in its own name all copyrights, patents, trade secrets, trademarks and other similar registrations with respect to such Intellectual Property.  Consultant further agrees to execute any and all documents and provide any further cooperation or assistance reasonably required by the Company to perfect, maintain or otherwise protect its rights in the Intellectual Property.  If the Company or any other Company Party, as applicable, are unable after reasonable efforts to secure Consultant’s signature, cooperation or assistance in accordance with the preceding sentence, whether because of Consultant’s incapacity or any other reason whatsoever, Consultant hereby designates and appoints each Company Party or its designee as Consultant’s agent and attorney-in-fact, to act on Consultant’s behalf, to execute and file documents and to do all other lawfully permitted acts necessary or desirable to perfect, maintain or otherwise protect the Company Parties’ rights in the Intellectual Property.  Consultant acknowledges and agrees that such appointment is coupled with an interest and is therefore irrevocable.  “Intellectual Property” means (a) all inventions (whether patentable or un-patentable and whether or not reduced to practice), all
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improvements thereto, and all patents and patent applications claiming such inventions, (b) all trademarks, service marks, trade dress, logos, trade names, fictitious names, brand names, brand marks and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including, without limitation, all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets (including, without limitation, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, methodologies, technical data, designs, drawings and specifications), (f) all computer software (including, without limitation, data, source and object codes and related documentation), (g) all other proprietary rights, (h) all copies and tangible embodiments thereof (in whatever form or medium), or (i) similar intangible personal property which have been or are developed or created in whole or in part by Consultant at any time and at any place while Consultant is engaged by Company and which, in the case of any or all of the foregoing, are related to or used in connection with the business of any of the Company Parties.
9.            Proprietary Information.  Consultant recognizes and acknowledges that the Proprietary Information (as defined below) is a valuable, special and unique asset of the business of the Company.  As a result, and subject to Section 10, both during the Term and thereafter, Consultant will not, without the prior written consent of Company, for any reason divulge to any third-party or use for Consultant’s own benefit, or for any purpose other than the exclusive benefit of Company, any Proprietary Information.  All right, title and interest in and to Proprietary Information shall be and remain the sole and exclusive property of the Company Parties.  Consultant shall not remove from the offices or premises of any Company Party any documents, records, notebooks, files, correspondence, reports, memoranda or similar materials of or containing Proprietary Information, or other materials or property of any kind belonging to any of the Company Parties unless necessary or appropriate in the performance of Consultant’s duties to the Company Parties.  If Consultant removes such materials or property in the performance of Consultant’s duties, Consultant will return such materials or property promptly after the removal has served its purpose.  Consultant will not make, retain, remove and/or distribute any copies of any such materials or property, or divulge to any third person the nature of and/or contents of such materials or property, except to the extent necessary to satisfy contractual obligations of any of the Company Parties, to perform Consultant’s duties on behalf of the Company Parties.  Upon termination of Consultant’s engagement by the Company, Consultant shall leave with the Company Parties or promptly return to the Company Parties all originals and copies of such materials or property then in Consultant’s possession.  “Proprietary Information” means any and all proprietary information developed or acquired by the Company Parties that has not been specifically authorized to be disclosed.  Such Proprietary Information shall include, but shall not be limited to, the following items and information relating to the following items: (a) all intellectual property, trade secrets and proprietary rights of any of the Company Parties (including, without limitation, the Intellectual Property), (b) computer codes and instructions, processing systems and techniques, inputs and outputs (regardless of the media on which stored or located) and hardware and software configurations, designs, architecture and interfaces, (c) business research, studies, procedures and costs, (d) financial data, (e) distribution methods, (f) marketing data, methods, plans and efforts, (g) the identities of actual and prospective suppliers, (h) the terms of contracts and agreements with, the needs and requirements of, and any Company Party’s course of dealing with, actual or prospective suppliers, (i) personnel information, (j) customer and vendor credit information, and (k) information received from third parties subject to obligations of non-disclosure or non-use.  Failure by any of the Company Parties to mark any of the Proprietary Information as confidential or proprietary shall not affect its status as Proprietary Information.  Proprietary Information shall not include any information which is in the public domain through no wrongful act of Consultant or others who were under confidentiality obligations as to the item or items involved or becomes known in the industry through no wrongful act on the part of Consultant or others who were under confidentiality obligations as to the item or items involved.
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10.            Reports to Government Entities.  Nothing in this Agreement, including but not limited to the provisions governing Proprietary Information, restricts or prohibits Consultant from initiating communications directly with, responding to any inquiries from, providing testimony before, providing Proprietary Information to, reporting possible violations of any law or regulation to, or filing a claim or assisting with an investigation directly with a self-regulatory authority or a government agency or entity, including the U.S. Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, Congress, and any Inspector General of any agency, or from making other disclosures that are protected under the whistleblower provisions of any federal, state, or local law or regulation.  Consultant does not need the prior authorization of the Company to engage in conduct protected by this Paragraph, and Consultant does not need to notify the Company that Consultant did engage in such conduct.  Please take notice that federal law provides criminal and civil immunity to federal and state claims for trade secret misappropriation to individuals who disclose a trade secret to their attorney(s), a court, or a government official in certain, confidential circumstances that are set forth at 18 U.S.C. §§ 1833(b)(1) and 1833(b)(2), related to the reporting or investigation of a suspected violation of the law, or in connection with a lawsuit for retaliation for reporting a suspected violation of the law.
11.            Conflicts of Interest.  The Company is retaining Consultant on a non-exclusive basis and Consultant is free to engage in or simultaneously perform services for other companies, subject to the restrictions set forth herein.   Consultant represents and warrants that Consultant is free to enter into this Agreement.  Consultant represents and warrants that Consultant is not bound by any contract or agreement, nor will the Consultant enter into any contract or agreement during the Term, which would in any manner prohibit or restrict the Consultant’s performance of services under this Agreement or compliance with any of the terms of this Agreement.  The Consultant represents and warrants that the Consultant’s performance of this Agreement does not conflict with any other agreements that Consultant has executed and that remain in force. Consultant further represents and warrants that Consultant has no contract to provide consulting services to competitors of Company similar to those detailed in the Scope of the Engagement.  Further, Consultant promises that Consultant shall not, during the Term, perform for competitors of Company consulting services similar to those detailed in the Scope of the Engagement.  For the purposes of this Agreement, “competitors of Company” shall mean any entity engaged in the radio broadcasting media business and such other related services.  In connection with the performance of the services hereunder, Consultant shall not use or disclose the confidential or proprietary information of any third party in a manner that would constitute a violation of law or breach of contract.  The Consultant will notify the Company of potential conflicts of interest which may arise from other business.
12.            Remedies.  Consultant acknowledges that any breach by Consultant, willfully or otherwise, of the Sections 8, 9 or 11 of this Agreement will cause continuing and irreparable injury to the Company Parties for which monetary damages would not be an adequate remedy.  Consultant shall not, in any action or proceeding to enforce any of the provisions of this Agreement, assert the claim or defense that such an adequate remedy at law exists.  In the event of any such breach or threatened breach by Consultant of Sections 8, 9 or 11, the Company Parties shall be entitled to injunctive or other similar equitable relief in any court, without any requirement that a bond or other security be posted, and this Agreement shall not in any way limit remedies of law or in equity otherwise available to the Company Parties.
13.            Term.  This Agreement shall commence on the Effective Date and shall terminate on November 11, 2023 (the “Term”), unless otherwise extended upon mutual agreement of the parties.  Notwithstanding the foregoing, either party may terminate this Agreement upon thirty (30) days advance written notice to the other party.  Upon termination of this Agreement and the Consulting Services for any reason, the Company is only obligated to pay the Consultant any amounts owed for the Consulting Services performed through the date of termination.
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14.            Assignment.  Company may assign this Agreement to any parent company or direct or indirect subsidiary of the Company, or any successor to all or substantially all of the assets and business of the Company by means of liquidation, dissolution, merger, consolidation, transfer of assets, sale of stock or otherwise.  The duties of Consultant hereunder are personal to Consultant and may not be assigned by it.
15.            Indemnification.
a.
The Consultant shall indemnify the Company for all costs, fees (including reasonable attorney’s fees), expenses, losses and other damages arising from (a) any injury to person or damage to property caused by the Consultant in providing the services hereunder, (b) any breach of this Agreement by the Consultant, and (c) a determination by a court, agency, or taxing authority that the Consultant is not an independent contractor with respect to the Company.

b.
The Company shall indemnify the Consultant for all costs, fees (including reasonable attorney’s fees), expenses, losses and other damages arising from (a) any injury to person or damage to property caused by the Company in relation to Consultant providing the services hereunder, and (b) any regulatory inquiries unrelated to any breach of this Agreement by the Consultant or any negligence or willful misconduct by the Consultant.

16.            Governing Law; Venue.  This Agreement will be governed by the laws of the State of New York, without regard to conflict of law principles.  The Parties (i) agree that any legal proceeding arising out of this Agreement may be brought in the courts of record of the State of New York or the courts of the United States located in the State of New York; (ii) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (iii) waive any objection which said Parties may have to the laying of venue of any such suit, action or proceeding in any of such courts.
17.            Enforceability.  If, at any time after the execution of this Agreement, any provision of this Agreement, shall be held to be illegal, void, or unenforceable, solely such provision shall be of no force or effect.  The illegality or unenforceability of such provision shall have no effect upon, and shall not impair the enforceability of, any other provision of this Agreement; provided, however, that, upon any such finding, the Consultant agrees to immediately execute an amendment which replaces as much of the stricken provision(s) as permitted by law.
18.            Entire Agreement.  This Agreement represents the entire agreement of the parties with respect to the arrangements contemplated hereby.  No prior agreement, whether written or oral, shall be construed to change, amend, alter, repeal or invalidate this Agreement.  Notwithstanding the foregoing, Consultant represents and agrees that nothing in this Agreement should be construed to diminish or affect the validity or enforceability of any prior agreement(s) Consultant has entered into with the Company that have not otherwise expired, regarding the treatment of confidential and/or proprietary information, to the extent such agreements are more protective of the Company’s interests.  This Agreement may be amended only by a written instrument executed in one or more counterparts by the parties.
19.            Counterparts. This Agreement may be executed in counterparts, all of which together shall for all purposes constitute one agreement binding on each of the parties hereto notwithstanding that each such party shall not have signed the same counterpart.
[SIGNATURES ON THE FOLLOWING PAGE]
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Consultant	MediaCo Holding, Inc.

______________________________	By:_______________________________
Bradford Tobin	Name:
Title:
Date: _________________________	Date:_____________________________

Address for Notice:	Address For Notice:

___________________________	395 Hudson St FL 7
___________________________	New York, NY, 10014
___________________________	Attn: Rahsan-Rahsan Lindsay, Chief Executive Officer

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